UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 16, 2019

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, “we”, “us”, and “our” refer to Hospitality Properties Trust and certain of its subsidiaries, and “TA” refers to TravelCenters of America LLC and certain of its subsidiaries, unless otherwise noted.

Item 1.01.  Entry into a Material Definitive Agreement.

On January 16, 2019, we entered into three Transaction Agreements with our largest tenant, TA.  Significant terms of the Transaction Agreements, taken in the aggregate, are summarized below.

•                  We have agreed to sell 20 travel centers to TA for an aggregate price of approximately $308.2 million.  We historically have leased these travel centers to TA.  We expect to sell nine of the travel centers for $140.5 million on January 17, 2019, and expect to complete the remaining sales in two closings by the end of January 2019.  We expect to use the proceeds from these sales to repay borrowings under our revolving credit facility and for general business purposes.  We expect to realize a gain of $160.0 million from these sales.

•                  Upon completion of our sale of each travel center to TA, the travel center will be removed from our applicable lease with TA and the minimum annual rent payable to us by TA will be reduced by an agreed upon amount.  Upon completion of the sales of all the travel centers pursuant to the Transaction Agreements, the annual minimum rent payable to us by TA under our leases with TA will be reduced by an aggregate amount of approximately $43.1 million.

•                  Each of our five leases with TA will be amended.  In addition to removing the purchased travel centers from the applicable lease, the amendments extend the term of each lease by three years and revise TA’s obligation to pay percentage rent to us as further described below.  In addition, certain travel centers we continue to lease to TA will be reallocated among the five leases.

•                  Commencing on April 1, 2019, TA will pay to us 16 quarterly installments of approximately $4.4 million each (an aggregate of $70.5 million) to fully satisfy and discharge TA’s $150.0 million deferred rent obligation to us that otherwise would have become due in five installments between 2024 and 2030.

•                  Commencing with the year ending December 31, 2020, TA will be obligated to pay to us an additional amount of percentage rent equal to one-half percent (0.5%) of the excess of its annual nonfuel revenues at leased sites over the nonfuel revenues for each respective site for the year ending December 31, 2019.

The terms of the Transaction Agreements described above were negotiated and approved by special committees of our Independent Trustees and TA’s independent directors, none of whom are directors or trustees of the other company, with the assistance of separate counsel.

The foregoing descriptions of the Transaction Agreements and the amendments to our leases with TA do not purport to be complete and are qualified in their entirety by reference to the full texts of such agreement and amendments, copies of which (or copies of forms of which) are filed as Exhibit 10.1 through Exhibit 10.3 to this Current Report on Form 8-K and which are incorporated herein by reference.

Information Regarding Certain Relationships and Related Person Transactions

TA is our largest tenant and property operator.  We are also TA’s largest shareholder; as of December 31, 2018, we owned 3,420,000 common shares of TA, representing approximately 8.5% of TA’s outstanding common shares.  Adam D. Portnoy, one of our Managing Trustees, also serves as a managing director of TA.

The RMR Group LLC, or RMR LLC, provides management services to both us and TA.  As of December 31, 2018, RMR LLC owned approximately 3.7% of TA’s outstanding common shares. Adam Portnoy is the controlling shareholder of The RMR Group Inc., or RMR Inc., and serves as President, Chief Executive Officer and a managing director of RMR Inc. Our other Managing Trustee, John G. Murray, who also serves as our President and Chief Executive Officer, and Brian E. Donley, our Chief Financial Officer and Treasurer, are officers and employees of RMR LLC.  In addition, our Senior Vice President, Ethan S. Bornstein,  is a Senior Vice President of RMR LLC. Some of TA’s executive officers are officers and employees of RMR LLC.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2017, as amended, or the Annual Report, our definitive Proxy Statement for our 2018 Annual Meeting of Shareholders, or the Proxy Statement, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, or the Quarterly Report, and our other filings with the Securities and Exchange Commission, or the SEC, including Notes 6, 7 and 10 to the Consolidated Financial Statements included in the Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Annual Report, the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers in the Proxy Statement, Notes 8, 9 and 10 to the Condensed Consolidated Financial Statements included in the Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Quarterly Report.  In addition, please see the section captioned “Risk Factors” of the Annual Report for a description of risks that may arise from these transactions and relationships.  Our filings with the SEC, including the Annual Report, the Proxy Statement and the Quarterly Report, are available at the SEC’s website at www.sec.gov.  Copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”,  “EXPECT”,  “ANTICIPATE”,  “INTEND”,  “PLAN”,  “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                  WE HAVE ENTERED INTO TRANSACTION AGREEMENTS WITH TA PURSUANT TO WHICH WE WILL SELL 20 TRAVEL CENTERS TO TA FOR APPROXIMATELY $308.2 MILLION AND THESE SALES ARE EXPECTED TO

CLOSE PRIOR TO JANUARY 31, 2019.  THESE TRANSACTION AGREEMENTS CREATE SEPARATE CONTRACTUAL OBLIGATIONS.  THESE SEVERAL OBLIGATIONS ARE SUBJECT TO VARIOUS TERMS AND CONDITIONS TYPICAL OF LARGE, COMPLEX REAL ESTATE TRANSACTIONS.  SOME OF THESE TERMS AND CONDITIONS MAY NOT BE SATISFIED AND, AS A RESULT, SOME OF THESE SALES MAY BE DELAYED, MAY NOT OCCUR OR THE TERMS MAY CHANGE.

•                  THE TERMS OF THE TRANSACTION AGREEMENTS WERE NEGOTIATED AND APPROVED FOR US BY A SPECIAL COMMITTEE COMPRISED OF OUR INDEPENDENT TRUSTEES AND FOR TA BY A SPECIAL COMMITTEE COMPRISED OF TA’S INDEPENDENT DIRECTORS, NONE OF WHOM ARE TRUSTEES OR DIRECTORS OF THE OTHER COMPANY, WITH THE ASSISTANCE OF SEPARATE COUNSEL.  AN IMPLICATION OF THESE STATEMENTS MAY BE THAT THE TERMS OF THE TRANSACTION AGREEMENTS ARE EQUIVALENT TO “ARM’S LENGTH” AGREEMENTS BETWEEN UNRELATED PARTIES.  WE AND TA ARE RELATED AS A RESULT OF VARIOUS RELATIONSHIPS, INCLUDING BECAUSE WE ARE TA’S LARGEST SHAREHOLDER, WE AND TA HAVE A COMMON BOARD MEMBER, WE AND TA CONTRACT FOR MANAGEMENT SERVICES FROM THE SAME COMPANY AND AN AGREEMENT ENTERED BETWEEN US AND TA AT THE TIME TA WAS SPUN OUT TO OUR SHAREHOLDERS AND TA BECAME A SEPARATE PUBLIC COMPANY GRANTS US CERTAIN RIGHTS WITH RESPECT TO TA, INCLUDING RIGHTS OF FIRST REFUSAL REGARDING CERTAIN OF TA’S REAL ESTATE TRANSACTIONS.  ACCORDINGLY, WE PROVIDE NO ASSURANCE THAT THE AGREEMENTS ANNOUNCED TODAY ARE EQUIVALENT TO “ARM’S LENGTH” TRANSACTIONS.

•      WE HAVE AGREED TO SELL 20 TRAVEL CENTERS TO TA AND EXPECT TO RECOGNIZE A GAIN OF $160.0 MILLION. THESE SALES ARE SUBJECT TO CONDITIONS. AS A RESULT, THESE SALES MAY NOT OCCUR, MAY BE DELAYED OR THEIR TERMS MAY CHANGE AND ANY GAIN WE MAY RECOGNIZE MAY BE LESS THAN THE AMOUNT WE CURRENTLY EXPECT.

•                  WE EXPECT TO USE THE PROCEEDS FROM THE SALES OF 20 TRAVEL CENTERS TO TA TO REPAY BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY AND FOR GENERAL BUSINESS PURPOSES. THIS MAY IMPLY THAT OUR LEVERAGE WILL BE REDUCED.  WE MAY REBORROW AMOUNTS UNDER OUR CREDIT FACILITY OR MAY OBTAIN ADDITIONAL DEBT FINANCING IN THE FUTURE. FOR THESE AND OTHER POSSIBLE REASONS, OUR LEVERAGE MAY NOT BE REDUCED.

•      WE WILL RECEIVE $70.5 MILLION OF PREVIOUSLY DEFERRED RENTS IN 16 EQUAL QUARTERLY INSTALLMENTS BEGINNING ON APRIL 1, 2019. OUR RECEIPT OF THESE DEFERRED RENT AMOUNTS WILL DEPEND ON TA’S ABILITY TO PAY. TA HAS REALIZED OPERATING LOSSES IN PAST PERIODS AND ITS DEFERRED RENT WAS AGREED TO PREVIOUSLY BECAUSE OF TA’S THEN FINANCIAL CONDITION. AS A RESULT, WE CANNOT BE SURE THAT WE WILL RECEIVE THE DEFERRED RENT AMOUNTS IN ACCORDANCE WITH THE TIMING ANNOUNCED TODAY OR AT ALL.

•      THE TRANSACTION AGREEMENTS REQUIRE TA TO PAY US AN AGGREGATE OF $70.5 MILLION TO FULLY SATISFY AND DISCHARGE TA’S $150.0 MILLION DEFERRED RENT OBLIGATION TO US. THIS MAY IMPLY THAT WE WILL REALIZE A CORRESPONDING BENEFIT IN OUR OPERATING RESULTS AS THE PAYMENTS ARE MADE. UNDER GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, WE ARE REQUIRED TO RECORD RENTAL INCOME FROM OUR OPERATING LEASES ON A STRAIGHT-LINE BASIS OVER THE TERMS OF THE AGREEMENTS, WHICH EXTEND BEYOND WHEN THE PAYMENTS ARE DUE. FURTHER, WE HAD PREVIOUSLY RECORDED AS RENTAL INCOME ON A STRAIGHT-LINE BASIS SOME OF THE PREVIOUS $150.0 MILLION DEFERRED RENT OBLIGATION. THOSE AMOUNTS THAT WE ALREADY RECOGNIZED AS RENTAL INCOME WILL REDUCE FUTURE RENTAL INCOME AMOUNTS WE RECORD FOR THESE RENT OBLIGATION PAYMENTS.

•      BEGINNING IN 2020, WE WILL BEGIN TO RECEIVE ADDITIONAL PERCENTAGE RENTS. THE PERCENTAGE RENT PAYABLE TO US BY TA IS BASED UPON INCREASES IN CERTAIN REVENUES OVER CERTAIN THRESHOLD AMOUNTS AT THE SITES LEASED BY TA FROM US. THERE IS NO GUARANTEE THAT TA’S REVENUES WILL INCREASE OR THAT THE PERCENTAGE RENT PAYABLE BY TA TO US WILL INCREASE AS A RESULT OR AT ALL.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits.

10.1

First Transaction Agreement, dated as of January 16, 2019, among Hospitality Properties Trust, HPT TA Properties Trust, HPT TA Properties LLC, HPT PSC Properties Trust, HPT PSC Properties LLC, TravelCenters of America LLC, TravelCenters of America Holding Company LLC and TA Operating LLC.

10.2

Second Transaction Agreement, dated as of January 16, 2019, among Hospitality Properties Trust, HPT TA Properties Trust, HPT TA Properties LLC, HPT PSC Properties Trust, HPT PSC Properties LLC, TravelCenters of America LLC, TravelCenters of America Holding Company LLC and TA Operating LLC.

10.3

Third Transaction Agreement, dated as of January 16, 2019, among Hospitality Properties Trust, HPT TA Properties Trust, HPT TA Properties LLC, TravelCenters of America LLC, TravelCenters of America Holding Company LLC and TA Operating LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Brian E. Donley
	Name:	Brian E. Donley
	Title:	Chief Financial Officer and Treasurer

Date: January 16, 2019